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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)       June 24, 1999
                                                    ----------------------------

                      Data Processing Resources Corporation
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             (Exact name of registrant as specified in its charter)


    California                   0-27612                          95-3931443
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 (State or other               (Commission                    (I.R.S. Employer
   jurisdiction                File Number)                  Identification No.)
of incorporation)


     18301 Von Karman, Suite 600, Irvine, California                 92612
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        (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code     (949) 553-1102
                                                      --------------------------

                                 Not Applicable
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                         (Former name or former address,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 is the press release issued by Data Processing Resources Corporation dated June 24, 1999 which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)          EXHIBITS

         99.1         Press release dated June 24, 1999.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA PROCESSING RESOURCES CORPORATION
                                                    (Registrant)


Dated: June 24, 1999                   By:  /s/ Richard D. Tipton
                                            ------------------------------------
                                            Richard D. Tipton
                                            Vice President, General Counsel
                                            and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------
 99.1                   Press release dated June 24, 1999.


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